Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Justin Pentelute, Chief Financial Officer of Wren, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)

the amended Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 22, 2008

/s/ Justin Pentelute

Justin Pentelute

Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Wren, Inc. and will be retained by Wren, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.